      As filed with the Securities and Exchange Commission on July 22, 2003

                                                              File Nos. 33-11716
                                                                        811-5018
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 36

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 35

                         SMITH BARNEY INVESTMENT SERIES*
               (Exact Name of Registrant as Specified in Charter)

                   125 BROAD STREET, NEW YORK, NEW YORK 10004
                    (Address of Principal Executive Offices)

                                  800-451-2010
              (Registrant's Telephone Number, Including Area Code)

                                ROBERT I. FRENKEL
                         SMITH BARNEY INVESTMENT SERIES
                       300 FIRST STAMFORD PLACE, 4TH FLOOR
                           STAMFORD, CONNECTICUT 06902
                     (Name and Address of Agent for Service)

                                    COPY TO:
                                 ROGER P. JOSEPH
                    BINGHAM MCCUTCHEN LLP, 150 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective immediately pursuant to paragraph (b) of Rule 485.

--------------------------------------------------------------------------------

*This filing relates solely to Salomon Brothers Class B shares of SB Government Portfolio (formerly Smith Barney Government Portfolio), a series of the Registrant.

                                  PROSPECTUS




                            SB Government Portfolio




                                 July 22, 2003



                        Salomon Brothers Class B Shares




         Salomon Brothers Class B shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.


        The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.





     INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE
                                     VALUE

 CONTENTS


Investments, Risks and Performance  2
More on the Fund's Investments....  5
Management........................  6
Share Transactions................  7
Distributions, Dividends and Taxes  8
Share Price.......................  9
Financial Highlights.............. 10



         SB Government Portfolio -         1

 INVESTMENTS, RISKS AND PERFORMANCE

 Investment       The fund seeks high current return consistent with preservation of capital.
 objective
---------------------------------------------------------------------------------------------------------
 Key investments  Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government guaranteed mortgage-related securities are backed by the full faith and credit of the
                  U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S.
                  government and some are backed only by the credit of the issuer itself.

                  In order to hedge against changes in interest rates, the fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.
---------------------------------------------------------------------------------------------------------
 How the          The manager focuses on identifying undervalued sectors and securities.
 manager          Specifically, the manager:
 selects the
 fund's           . Determines sector and maturity weightings based on intermediate and long-term
 investments        assessments of the economic environment and relative value factors based on interest rate outlook
                  . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
                  . Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
---------------------------------------------------------------------------------------------------------
 Principal risks  Investors could lose money on their investment in the fund, or the fund may not of investing in  perform as well as other investments if:
 the fund
                  . Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio
                  . Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities
                  . Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
                  . The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect
                  . Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund's portfolio
---------------------------------------------------------------------------------------------------------
 Who may          The fund may be an appropriate investment if you:
 want to
 invest in the    . Are seeking income consistent with preservation of capital
 fund             . Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities


         SB Government Portfolio -         2

 Performance information                                                            [CHART]
 The following bar chart and table can help
 you evaluate the risks and performance of                     Total Return for the Fund's Shares
 the fund. The bar chart shows the total
 returns of the fund's Smith Barney Class A                  2000       14.06%
 shares for the calendar years indicated. The                2001        5.87%
 table compares the average annual returns                   2002        7.92%
 for the fund's Class A shares to the
 performance of a broad-based securities                                Calendar years ended December 31
 market index. The chart and table show the
 performance of the fund's Class A shares
 because Salomon Brothers Class B shares
 are newly offered. Only Class B shares are
 offered in this prospectus. The bar chart and
 the Average Annual Total Returns table do
 not reflect the impact of any fees that are
 paid by the separate accounts or qualified
 plans through which shares of the fund are
 sold. If they did, the returns would be lower
 than those shown. The performance for the
 fund's Class A shares in the Average
 Annual Total Returns table reflects the
 reinvestment of distributions and
 dividends. The fund's past performance is
 not necessarily an indication of how the
 fund will perform in the future.
 Highest and Lowest Quarter Returns
 (for periods shown in the bar chart)
 Class A Shares*
 Highest: 5.92% in 4th Quarter
 (12/31/00)
 Lowest: (0.53)% in 4th Quarter
 (12/31/01)
--------------------------------------------------------------------------------------------------------

 Risk return table

 Average Annual Total Returns (for periods ended 12/31/02)
                                           1 Year Since Inception Inception Date
 Class A Shares*                            7.92%      8.11%         09/15/99
 Lehman Brothers Government Bond Index(1)  11.50%      7.77%               (2)

  * Class A shares are not offered in this prospectus. Class A shares and Class B shares are invested in the same portfolio of securities but Class B shares are expected to have higher expenses and correspondingly lower annual returns.
(1) The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the Index. An index does not reflect deductions for fees and expenses.
(2) Index comparison begins on 09/30/99.


         SB Government Portfolio -         3

This table sets forth the fees and expenses you may pay if you invest in Class B shares of the fund. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.


 Fee table

  Shareholder fees (fees paid directly from your investment)              None
  Annual fund operating expenses(1) (expenses deducted from fund assets)
    Management fee                                                        0.60%
    Distribution and service (12b-1) fees                                 0.25%
    Other expenses                                                        0.40%
    Total annual fund operating expenses*                                 1.25%

  * Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.05%. These fee waivers and reimbursements may be reduced or terminated at any time.
(1) Based on estimated fees and expenses.

--------------------------------------------------------------------------------

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold.


 Example

  Number of years you own your Class B shares  1 year 3 years 5 years 10 years
                                                $127   $397    $686    $1,511

The example assumes: . You invest $10,000 in the fund for the period shown
                     . Your investment has a 5% return each year
                     . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


         SB Government Portfolio -         4

 MORE ON THE FUND'S INVESTMENTS

 Derivative     The fund may, but need not, use derivative contracts, such as futures and options
 transactions   on securities or securities indices; options on these futures; and interest rate swaps for any of the following purposes:

                . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices or interest rates
                . As a substitute for buying or selling securities
                . As a cash flow management technique
                . To enhance the fund's return

                A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices.
                Even a small investment in derivative contracts can have a big impact on the fund's market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------------------------------
 Interest rate  In general, the prices of debt securities rise when interest rates fall, and fall when
 risk           interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.
--------------------------------------------------------------------------------------------------------
 Short-term     While the fund intends to be substantially invested in U.S. government debt
 and            securities, the fund may maintain a portion of its assets (normally not more than
 defensive      10%) in money market instruments and/or cash to pay expenses and meet
 investments    redemption requests.

                Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
--------------------------------------------------------------------------------------------------------
 Goals/         The fund's goal and investment policies generally may be changed by the trustees
 Policies       without shareholder approval.

                The fund has a policy to invest at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days' prior notice to shareholders.
--------------------------------------------------------------------------------------------------------
 Master/        The fund may seek to achieve its investment objective in the future by investing its
 feeder         assets in one or more investment companies. Shareholders of the fund will be given
 option         at least 30 days' prior notice of any such investment.


         SB Government Portfolio -         5

 MANAGEMENT


The manager, Smith Barney Fund Management LLC, selects the fund's investments and oversees its operations. The manager is a subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. The manager's address is 399 Park Avenue, New York, New York 10022.



 The portfolio  Roger Lavan and Francis Mustaro are responsible for the day-to-day management
 managers       of the fund's investment portfolio. Mr. Lavan has been an investment officer of the manager and a managing director of Salomon Brothers Asset Management Inc. for the past five years. Mr. Mustaro has been an investment officer of the manager and a director of Citibank, N.A. for the past five years.
--------------------------------------------------------------------------------------------------------
 Management     For the fiscal year ended October 31, 2002, the manager received a fee, after
 fee            waivers, of 0.40% of the average daily net assets of the fund.
--------------------------------------------------------------------------------------------------------
 Service plan   The fund has adopted a Rule 12b-1 service plan for its Salomon Brothers Class B shares. Under the plan, Class B shares pay distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges. In addition, the distributor may make payments for distribution and/
                or shareholder servicing activities out of its past profits and other available sources.
                The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



         SB Government Portfolio -         6

 SHARE TRANSACTIONS

 Availability  Individuals may not purchase shares directly from the fund. You should read the
 of shares     prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the fund.

               The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Shares of the fund are sold at net asset value.

               The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies'
               separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

               The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.
--------------------------------------------------------------------------------------------------------
 Redemption    Redemption requests may be placed by separate accounts of participating insurance
 of shares     companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

               . the New York Stock Exchange is closed;
               . trading on the New York Stock Exchange is restricted;
               . an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
               . as permitted by SEC order in extraordinary circumstances.


         SB Government Portfolio -         7

 DISTRIBUTIONS, DIVIDENDS AND TAXES

 Taxes  The fund intends to qualify and be taxed as a "regulated investment company"
        under Subchapter M of the Internal Revenue Code of 1986, as amended (the
        "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.
---------------------------------------------------------------------------------------------


Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.



The fund normally pays dividends and distributes capital gains, if any, as follows:


                      Income        Capital    Distributions
                     Dividend        Gain         Mostly
                   Distributions Distributions     From
                     Annually      Annually       Income

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

--------------------------------------------------------------------------------

         SB Government Portfolio -         8

 SHARE PRICE

The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The price of the fund's shares is based on the fund's net asset value. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated.

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.



         SB Government Portfolio -         9

 FINANCIAL HIGHLIGHTS


Salomon Brothers Class B shares are newly offered. The fund has offered Class A shares since September 15, 1999. The table below shows the financial highlights for Class A shares. Class A shares and Class B shares are invested in the same portfolio of securities, but Class B shares are expected to have higher expenses.



The financial highlight table is intended to help you understand the performance of the fund since inception. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended October 31, 2002, 2001 and 2000 have been audited by KPMG LLP, independent auditors, whose report along with the fund's financial statements are included in the annual report (available upon request). The information in the following table for the period ended October 31, 1999 has been audited by other independent auditors. Prior to May 5, 2003, the Fund was known as Smith Barney Government Portfolio. On May 5, 2003, all outstanding shares of the fund were designated Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares.


Class A Shares


------------------------------------------------------------------------------------------------
                                                2003(1)(2)   2002(2)    2001   2000(2)  1999(3)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  11.74    $ 11.44  $ 10.62  $10.13  $10.00
                                                 --------    -------  -------  ------  ------
Income From Operations:
   Net investment income(4)(5)(6)                    0.20       0.35     0.52    0.53    0.05
   Net realized and unrealized gain (loss)(5)        0.06       0.13     0.87    0.12    0.08
                                                 --------    -------  -------  ------  ------
   Total Income From Operations                      0.26       0.48     1.39    0.65    0.13
                                                 --------    -------  -------  ------  ------
Less Distributions From:
   Net investment income                            (0.16)     (0.11)   (0.57)  (0.16)     --
   Net realized gains                                  --      (0.07)      --      --      --
                                                 --------    -------  -------  ------  ------
   Total Distributions                              (0.16)     (0.18)   (0.57)  (0.16)     --
                                                 --------    -------  -------  ------  ------
Net Asset Value, End of Year                     $  11.84    $ 11.74  $ 11.44  $10.62  $10.13
                                                 ========    =======  =======  ======  ======
Total Return                                         2.25%++    4.20%   13.56%   6.55%   1.30%++
Net Assets, End of Year (000s)                   $140,185    $84,104  $13,410  $4,996  $5,066
Ratios to Average Net Assets:
   Interest expense                                    --       0.03%      --      --      --
   Operating expense                                 0.69%+     0.77     0.80%   0.80%   0.80%+
   Total expense(4)(6)                               0.69%+     0.80     0.80    0.80    0.80+
   Net investment income(5)                          3.10+      3.17     4.47    5.19    4.36+
Portfolio Turnover Rate                               170%       145%      90%      0%      0%


                 --------------------------------------------

(1) For six months ended April 30, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                          Expense Ratios Without Fee Waivers
  Net Investment Income Per Share Decreases                 and/or Expense Reimbursements
-----------------------------------------------     -----------------------------------------------
   2002         2001         2000         1999         2002         2001         2000         1999
----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $0.02        $0.06        $0.13        $0.04        1.00%        1.30%        2.06%       3.73%+

(5) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Without adoption of changes in the accounting method for the fund, for the year ended October 31, 2002, those amounts would have been $0.36, $0.12 and 3.32% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(6) As a result of voluntary expense limitation, the expense ratio will not exceed 0.80% for Class A shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


         SB Government Portfolio -         10

--------------------------------------------------------------------------------

                            SB Government Portfolio

--------------------------------------------------------------------------------

                     Additional information about the fund

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

Statement of Additional Information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this prospectus.

.. You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

.. Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
   Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-05018)

                               SUPPLEMENT TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                        SMITH BARNEY INVESTMENT SERIES
                   DATED FEBRUARY 28, 2003, AS SUPPLEMENTED

                                  relating to

 SMITH BARNEY PREMIER SELECTIONS       SMITH BARNEY GROWTH AND INCOME PORTFOLIO
 ALL CAP GROWTH PORTFOLIO              SB GOVERNMENT PORTFOLIO
 SMITH BARNEY LARGE CAP CORE PORTFOLIO


   This supplement relates solely to SB Government Portfolio (the "Portfolio"), a series of Smith Barney Investment Series (the "Trust"), and supplements the information contained in the Portfolio's Statement of Additional Information dated February 28, 2003, as previously supplemented (as so supplemented and as supplemented hereby, the "SAI"). The SAI should be read in conjunction with the Portfolio's prospectuses dated July 22, 2003 and February 28, 2003, as supplemented.


   The prospectuses may be obtained from designated insurance companies offering separate accounts which fund certain variable annuity and variable life insurance contracts and qualified pension and retirement plans or by calling the Portfolio at 1-800-451-2010, or by writing to the Portfolio at 125 Broad Street, New York, New York 10004. The SAI, although not itself part of the prospectuses, is incorporated by reference into the prospectuses in its entirety.

General Information


   The Portfolio now offers two classes of shares--Smith Barney Class A and Salomon Brothers Class B. On May 5, 2003, all outstanding shares of the Portfolio were designated Class A shares. Accordingly, all references to Portfolio shares outstanding prior to that date are now references to Class A shares. On July 11, 2003, Class A shares were renamed Smith Barney Class A shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments. Prior to May 12, 2003, the Portfolio was known as Smith Barney Government Portfolio.


   Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Distribution Arrangements

   Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's distributor pursuant to a written distribution agreement which was approved by the Portfolio's Board of Trustees, including a majority of the Independent Trustees.

   Class A shares of the Portfolio are not subject to a Service Plan.

   Class B shares of the Portfolio have a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, Class B shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Portfolio attributable to Class B shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the Portfolio, and to other parties in respect of the sale of shares of the Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Portfolio also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Portfolio shares and/or shareholder services provided.

   The Service Plan permits the Portfolio to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Portfolio will pay the fees to the distributor and others until the Service Plan is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Portfolio. The Service Plan also recognizes that various service providers to the Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Portfolio's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

   The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph, "qualified Trustees"). The Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The Service Plan may be terminated at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B shares. The Service Plan may not be amended to increase materially the amount of permitted expenses of Class B shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Portfolio will preserve such copies in an easily accessible place.

   The Portfolio has not paid distribution and/or service fees as of the date of this supplement.

   Class B shares do not convert into shares of any other class of the Portfolio.


Transfer Agent



   PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699, is the transfer agent for the Class B shares of the Portfolio. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio. For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.


Performance

   The performance information contained in the SAI is for the Portfolio's Class A shares. Class B shares are newly offered and have no investment history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.


   For advertising and sales purposes, the Portfolio will generally use the performance of Class A shares. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on July 14, 2003 will be actual performance, while performance prior to that date will be Class A share performance. Class B share performance generally would have been lower than Class A share performance, had Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares.



Trust Procedures



   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.


Financial Statements


   The Trust's Semi-annual Report with respect to the Portfolio for the fiscal period ending April 30, 2003 is incorporated herein by reference in its entirety.



July 22, 2003

                            Part C. Other Information

Item 23.             Exhibits.
            +        (a)(1)   Form of Amended and Restated Declaration of Trust
                              dated March 1, 2002.
            ++++     (a)(2)   Certificate of Amendment to the Amended and
                              Restated Declaration of Trust.
                     (a)(3)   Certificate of Amendment to the Amended and
                              Restated Declaration of Trust.
            +        (b)      Amended and Restated By-Laws dated March 1, 2002.
            +        (d)(1)   Form of Management Agreement with Smith Barney
                              Fund Management LLC.
            *****    (e)(1)   Form of Distribution Agreements with Citigroup
                              Global Markets Inc. (formerly known as Salomon
                              Smith Barney Inc.) and PFS Distributors, Inc.,
                              dated June 5, 2000.
            ****     (e)(2)   Form of Dealer Agreement.
            ****     (f)(1)   Trustee Retirement Plan.
            ++       (f)(2)   Trustee Retirement Plan, dated June 30, 2002.
            +        (g)      Form of Master Custodian Agreement.
            +++      (h)(1)   Form of Transfer Agency and Services Agreement.
                     (i)      Previously filed.
                     (j)      Consent of Independent Auditors.
                     (k)      Not applicable.
            *        (l)(1)   Investment Letter for Common Sense Funds.
            **       (l)(2)   Investment Letter for Common Sense II Funds dated
                              May 2, 1994.
                     (m)      Form of Salomon Brothers Class B Service Plan.
            ***      (n)      Rule 18f-3 Plan.
            *****    (p)      Code of Ethics.
            ++       (q)      Powers of Attorney for the Registrant.
-------------------------------
            *        Incorporated herein by reference to Exhibit 13 filed
                     with Pre-Effective Amendment No. 2 to the
                     Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 31, 1987.

            ** Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.

            *** Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 18 to the Registrant's

                      Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 1997.

            **** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 26, 1999.

            ***** Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 2000.

            + Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2002.

            ++ Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 13, 2002.

            +++ Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 2003.

            ++++ Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 15, 2003.

Item 24.    Persons Controlled by or under Common Control with Registrant.

            None

Item 25.    Indemnification.

     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc., incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc., incorporated by reference herein; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

     The Trustees and officers of the Registrant and the personnel of the

Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.    Business and Other Connections of the Investment Adviser.

     Investment Adviser - Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC ("SBFM").

     SBFM, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. SBFM is an indirect wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

     The list required by this Item 26 of the officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of SBFM (SEC File No. 801-8314).

     Citigroup Asset Management Ltd. ("Citigroup Asset Management") is an investment adviser incorporated under the laws of England and Wales. Citigroup Asset Management is an indirect wholly owned of Citigroup Inc. Citigroup Asset Management is registered as an investment adviser under the Advisers Act.

     The list required by this Item 26 of the officers and directors of Citigroup Asset Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of Citigroup Asset Management (SEC File No. 801-57655).

Item 27.    Principal Underwriters.

     (a) Citigroup Global Markets Inc., the Registrant's distributor, is the distributor for CitiFunds Trust III, CitiFunds Premium Trust, and CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Trust II, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc.,

Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

     (c)    Not applicable.

Item 28.    Location of Accounts and Records.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                                 ADDRESS

Citigroup Global Markets Inc.                        388 Greenwich Street
(distributor)                                        New York, NY 10013

State Street Bank and Trust Company                  225 Franklin Street
(custodian and fund accounting agent)                Boston, MA 02110

Smith Barney Fund Management LLC                     399 Park Avenue
(manager)                                            New York, NY 10022
                                                     P.O. Box 9699
PFPC Global Fund Services                            Providence, RI 02940-9699
(transfer agent)


Item 29.    Management Services.

         Not applicable.

Item 30.    Undertakings.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT SERIES, certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 22nd day of July, 2003.

                                                 SMITH BARNEY INVESTMENT SERIES


                                                 By: /s/ Thomas C. Mandia
                                                    ----------------------------
                                                     Thomas C. Mandia
                                                     Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 22, 2003.

Signature:                        Title:

/s/ R. Jay Gerken*                Chairman of the Board and
---------------------------
    R. Jay Gerken                 President

/s/ Richard Peteka*               Treasurer
---------------------------
    Richard Peteka

/s/ Elliott J. Berv*              Trustee
---------------------------
    Elliott J. Berv

/s/ Donald M. Carlton*            Trustee
---------------------------
    Donald M. Carlton

/s/ A. Benton Cocanougher*        Trustee
---------------------------
    A. Benton Cocanougher

/s/ Mark T. Finn*                 Trustee
---------------------------
    Mark T. Finn

/s/ Stephen Randolph Gross*       Trustee
---------------------------
    Stephen Randolph Gross

/s/ Diana R. Harrington*          Trustee
---------------------------
    Diana R. Harrington

/s/ Susan B. Kerley*              Trustee
---------------------------
    Susan B. Kerley

/s/ Alan G. Merten*               Trustee
---------------------------
    Alan G. Merten

/s/ C. Oscar Morong, Jr.*         Trustee
---------------------------
    C. Oscar Morong, Jr.

/s/ R. Richardson Pettit*         Trustee
---------------------------
    R. Richardson Pettit

/s/ Walter E. Robb, III*          Trustee
---------------------------
    Walter E. Robb, III


*By: /s/ Thomas C. Mandia
     -------------------------------------
         Thomas C. Mandia
         Executed by Thomas C. Mandia on
         behalf of those indicated
         pursuant to power of attorney
         dated November 4, 2002.

$$/BREAK/SECTION=EXIND/ELEMENT=1
/NOPRE/NOPOST/NOFOLIO/$$END


                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
(a)(3)            Certificate of Amendment to the Amended and Restated
                  Declaration of Trust.
(j)               Consent of Independent Auditors.
(m)               Form of Salomon Brothers Class B Service Plan.